UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2019 (June 25, 2019)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 25, 2019, Key Energy Services, Inc. (the “Company”) received a letter from the New York Stock Exchange (the “NYSE”) notifying it that the Company was not in compliance with the continued listing standards set forth in Rule 802.01B of the NYSE Listed Company Manual because, over a period of 30 consecutive trading days, the average market capitalization of the Company’s common shares was below $50 million and the Company’s stockholders’ equity was less than $50 million as of March 31, 2019.

In accordance with NYSE rules, the Company intends to timely notify the NYSE that the Company intends to cure the deficiency. Under the NYSE rules, the Company has 45 days from the receipt of the notification to submit a plan advising the NYSE of definitive action the Company has taken, or is taking, that would bring it into conformity with the continued listed standards within 18 months of receipt of the notification. The Company intends to develop and submit a business plan to bring it into compliance with the listing standards within the required timeframe.

Within 45 days of receipt of the plan, the NYSE will make a determination as to whether the Company has made a reasonable demonstration of an ability to come into conformity in the 18-month period. If the NYSE accepts the plan, Key’s common shares will continue to be listed and traded on the NYSE during the 18-month cure period, subject to Key’s compliance with other continued listing standards, and Key will be subject to quarterly monitoring by the NYSE for compliance with the plan.

A copy of the Company’s press release dated June 28, 2019, regarding the receipt of the letter from the NYSE is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated June 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: June 28, 2019	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel & Corporate Secretary